Other non-current assets	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Other non-current assets	Other non-current assets
Other non-current assets comprise:

(€ million)	2023	2022	2021
Equity instruments at fair value through other comprehensive income (D.7.1.)	1,088	936	823
Debt instruments at fair value through other comprehensive income (D.7.2.)	346	329	447
Other financial assets at fair value through profit or loss (D.7.3.)	808	823	902
Pre-funded pension obligations (Note D.19.1.)	271	269	408
Long-term prepaid expenses	114	286	59
Long-term loans and advances and other non-current receivables(a)	591	452	485
Derivative financial instruments (Note D.20.)	—	—	3
Total	3,218	3,095	3,127
(a)    As of December 31, 2023, this line includes:
- the renewal of a loan of €157 million to the BioAtrium joint venture which matures on December 1, 2031, of which €156 million was recognized in "Other current assets" as of December 31, 2022; and
- a receivable under a sub-lease amounting to €132 million (€170 million before discounting), versus €164 million (or €201 million before discounting) as of December 31, 2022.
D.7.1. Equity instruments at fair value through other comprehensive income
Quoted equity investments
The line “Equity instruments at fair value through other comprehensive income” includes equity investments quoted in an active market with a carrying amount of €470 million as of December 31, 2023, €387 million as of December 31, 2022 and €396 million as of December 31, 2021.
There were no material movements in quoted equity investments during the year ended December 31, 2023.
The main changes during previous years in quoted equity investments included in the “Equity instruments at fair value through other comprehensive income” category are described below:
•in 2022:
–the sale in June 2022 of the residual equity interest in Regeneron (see Note C.1.) for $174 million, the entire loss on which was recorded within Other comprehensive income, and
–the acquisition of an equity interest in Innovent Biologics, in connection with a strategic collaboration agreement to intensify development in oncology medicines signed in August 2022, which had a fair value of €250 million as of that date and €228 million as of December 31, 2022;
•in 2021:
–following completion of the acquisition of Translate Bio on September 14, 2021 (see Note D.2.2), the equity interest of approximately 5% in Translate Bio previously held by Sanofi ceased to be accounted for in the “Equity instruments at fair value through other comprehensive income” category.
A 10% decline in stock prices of the quoted equity investments included within “Equity instruments at fair value through other comprehensive income” would have had a pre-tax impact of €47 million on Other comprehensive income as of December 31, 2023.
Unquoted equity investments
The line item “Equity instruments at fair value through other comprehensive income” also includes equity investments not quoted in an active market with a carrying amount of €618 million as of December 31, 2023, €549 million as of December 31, 2022 and €427 million as of December 31, 2021.
The change in unquoted equity investments included in the “Equity instruments at fair value through other comprehensive income” category during the year ended December 31, 2023 was mainly due to various equity stakes acquired through the Sanofi Ventures fund.
In addition, commitments relating to equity investments classified in this asset category amount to €65 million as of December 31, 2023 (compared to €60 million as of December 31, 2022).
D.7.2. Debt instruments at fair value through other comprehensive income
The “Debt instruments at fair value through other comprehensive income” category includes quoted euro-denominated senior bonds amounting to €346 million as of December 31, 2023, including €107 million of securities obtained in exchange for financial assets held to meet obligations to employees under post-employment benefit plans.
Sanofi held €329 million of quoted senior bonds as of December 31, 2022 and €447 million as of December 31, 2021.
As regards debt instruments held to meet obligations to employees under post-employment benefit plans, an increase of 10 basis points in market interest rates as of December 31, 2023 would have had a pre-tax impact of €1 million on Other comprehensive income.
As regards other quoted debt instruments, an increase of 10 basis points in market interest rates as of December 31, 2023 would have had a pre-tax impact of €1 million on Other comprehensive income.
Other comprehensive income recognized in respect of “Equity instruments at fair value through other comprehensive income” and “Debt instruments at fair value through other comprehensive income” represented unrealized after-tax gains of €349 million for the year ended December 31, 2023, versus unrealized after-tax gains of €256 million for the year ended December 31, 2022 and of €322 million for the year ended December 31, 2021.
An analysis of the change in gains and losses recognized in Other comprehensive income, and of items reclassified to profit or loss, is presented in Note D.15.7.
D.7.3. Other financial assets at fair value through profit or loss
The “Other financial assets at fair value through profit or loss” category includes:
•contingent consideration receivable by Sanofi following the dissolution of the Sanofi Pasteur MSD (SPMSD) joint venture, based on a percentage of MSD’s future sales during the 2017-2024 period of specified products previously distributed by SPMSD (see Note D.12.).
The fair value of the MSD contingent consideration was determined by applying the royalty percentage stipulated in the contract to discounted sales projections. A reduction of one percentage point in the discount rate would increase the fair value of the MSD contingent consideration by approximately 1%.
Changes in the fair value of this contingent consideration are recognized in the income statement within the line item Fair value remeasurement of contingent consideration (see Note B.18.). As of December 31, 2023, the contingent consideration asset amounted to €214 million (including a non-current portion of €104 million), versus €303 million (non-current portion: €196 million) as of December 31, 2022 and €378 million (non current portion: €275 million) as of December 31, 2021;
•a portfolio of financial investments (amounting to €572 million as of December 31, 2023) held to fund a deferred compensation plan provided to certain employees (versus €512 million as of December 31, 2022 and €549 million as of December 31, 2021);
•unquoted securities not meeting the definition of equity instruments amounting to €132 million as of December 31, 2023 (versus €115 million as of December 31, 2022 and €78 million as of December 31, 2021). In addition, commitments relating to unquoted securities classified in this asset category amount to €159 million as of December 31, 2023 (compared to €192 million as of December 31, 2022).